UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2025

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
    On May 8, 2025, EPAM Systems, Inc. (the “Company” or “EPAM”) issued a press release and an infographic discussing its results of operations for the first quarter ended March 31, 2025. A copy of the press release and the infographic are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference into this Item 2.02.
The information in this report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2025, the Company announced that Arkadiy Dobkin, the Company’s Chief Executive Officer and President, will transition to the role of Executive Chairman on September 1, 2025 (such date, the “Effective Date”) and Balazs Fejes, the Company’s current President of Global Business and Chief Revenue Officer, will become Chief Executive Officer and President as of the Effective Date.
Mr. Fejes, age 50, joined EPAM in 2004 in connection with its acquisition of Fathom Technology, which he co-founded. Prior to his current role, Mr. Fejes held several leadership roles with EPAM, including President of the Europe and APAC Markets from 2021 to 2024, Executive Vice President, Co-Head of Global Business from 2018 to 2021, Senior Vice President, Co-Head of Global Business from 2015 to 2018, and Senior Vice President, Global Head of Banking and Financial Services business unit from 2012 to 2015.
A copy of the press release announcing the Company’s leadership succession plan is attached to this report as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1  Press release dated May 8, 2025, announcing results of operations of EPAM Systems, Inc. for the quarter ended March 31, 2025.
99.2 Investor Infographic dated May 8, 2025.
99.3 Press release dated May 8, 2025, announcing planned leadership succession.
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025

By:	/s/ Jason Peterson
Name:	Jason Peterson
Title:	Senior Vice President, Chief Financial Officer and Treasurer